Van Kampen Corporate Bond Fund

Exhibit 77I

Incorporated herein by reference to Post-Effective Amendment
No 79 to Registrants Registration Statement on
Form N-1A, File Number 2-21819, filed with the
SEC via Edgar on December 29, 2004.